UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-23c-3

Notification of Repurchase Offer

Pursuant to Rule 23c-3 [17 CFR 270.23c-3]

1. Investment Company Act File Number: 811-23916	Date of Notification: September 12, 2025

2. Exact name of Investment Company as specified in registration statement:

CION Grosvenor Infrastructure Fund

3. Address of principal executive office: (number, street, city, state, zip code)

100 Park Avenue, 25th Floor

New York, NY 10017

4. Check one of the following:

A.	☒ The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3.

B.	☐ The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

C.	☐ The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

By:	/s/ Stephen Roman
Stephen Roman Chief Compliance Officer and Secretary

CION GROSVENOR INFRASTRUCTURE FUND

NOTICE OF QUARTERLY REPURCHASE OFFER

If you own shares through a broker and wish to sell your shares, contact your broker or financial professional.

**IF YOU DO NOT WISH TO SELL YOUR SHARES AT THIS TIME, PLEASE DISREGARD THIS NOTICE**

September 12, 2025

Dear CION Grosvenor Infrastructure Fund Shareholder,

Thank you for your investment. The purpose of this Notice is to announce the quarterly repurchase offer for the CION Grosvenor Infrastructure Fund (the “Fund”). Quarterly repurchase offers provide shareholders with a degree of liquidity. You will receive a notice similar to this once per quarter. The Fund will offer to repurchase shares only during each regularly scheduled quarterly repurchase offer period.

The repurchase offer period will begin on September 12, 2025 and end on October 16, 2025. If you own shares through a broker/dealer or adviser, please contact your financial professional.

A 2.00% early repurchase fee payable to the Fund will be charged with respect to the repurchase of a shareholder’s shares at any time prior to the day immediately preceding the one-year anniversary of the shareholder’s purchase of the shares (on a “first in-first out” basis). Shares acquired through the Fund’s dividend reinvestment plan (“DRIP”), reinvestment of dividends or capital gain distributions are not subject to an early repurchase fee.

If you wish to tender shares, your financial professional will provide you with specific instructions. If you are unable to contact your financial professional and wish to tender shares you can alternatively complete the attached repurchase request form (“Repurchase Request Form”).

All Repurchase Request Forms must be completed in proper form and received by SS&C GIDS, Inc. (the “Transfer Agent”) by 4:00 p.m., Eastern Time, on Thursday, October 16, 2025, to be effective.

For details of the offer, please refer to the attached Repurchase Offer document or you may call us at 1-888-729-4266.

Sincerely,

CION Grosvenor Infrastructure Fund

The repurchase request deadline (“Repurchase Request Deadline”) will be strictly observed. If you fail to submit your repurchase request in proper form to the Transfer Agent prior to the Repurchase Request Deadline, the Fund will not repurchase your shares or a portion thereof until a subsequent quarterly repurchase offer, at which time you must submit a new repurchase request for that offer. Shares would be subject to net asset value fluctuation during that time.

CION GROSVENOR INFRASTRUCTURE FUND

REPURCHASE OFFER

1. The Offer. CION Grosvenor Infrastructure Fund (the “Fund”) is offering to repurchase, for cash, up to five percent (5%) of its issued and outstanding shares (Class I, Class S, Class U, Class U-2 and Class D shares) at a price equal to the net asset value (“NAV”) as of the close of regular business hours on the New York Stock Exchange on the Repurchase Pricing Date (defined below). The purpose of this offer is to provide a level of liquidity to shareholders since no secondary market exists for these shares. This offer is not conditioned on the tender of any minimum number of shares. This offer is made subject to the terms and conditions made in this Repurchase Offer and the Fund's current prospectus and statement of additional information.

2. Net Asset Value. The Fund’s NAV on September 5, 2025 of the Class I shares (CGIQX) was $26.33 per share, of the Class S shares (CGISX) was $26.30 per share, of the Class U shares (CGIUX) was $26.32 per share, of the Class U-2 shares (CGIVX) was $26.32 per share and of the Class D shares (CGIDX) was $26.40 per share. The NAV at which the Fund will repurchase shares will not be calculated until the Repurchase Pricing Date (defined below). The Fund’s NAV can fluctuate. Therefore, the NAV on the Repurchase Pricing Date may be higher or lower than the NAV stated above or the date on which you return your Repurchase Request Form. The current NAV may be obtained by calling 1-888-729-4266 and asking for the most recent price or by visiting http://www.cioninvestments.com/. The shares of the Fund are not traded on any organized market or securities exchange.

3. Repurchase Request Deadline. All Repurchase Request Forms must be received in proper form by 4:00 p.m., Eastern Time, on October 16, 2025.

4. Repurchase Pricing Date. The NAV used to calculate the repurchase price will be determined on October 16, 2025 (the “Repurchase Pricing Date”). This may be higher or lower than the NAV on the date on which you return your Repurchase Request Form.

5. Payment for Shares Repurchased. The Fund expects to make payments for all shares repurchased between one and three business days after the Repurchase Pricing Date. In any event, the Fund will pay repurchase proceeds within seven (7) calendar days from the Repurchase Pricing Date.

6. Increase in Number of Shares Repurchased. If shareholders tender for repurchase more than five percent (5%) of the Fund’s outstanding shares (“Repurchase Offer Amount”), the Fund may, but is not required to, repurchase an additional amount of shares not to exceed two percent (2%) of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred (100) shares and who tender all of their shares, before prorating other amounts tendered.

7. Withdrawal or Modification. Tenders of shares may be withdrawn or modified at any time prior to 4:00 p.m., Eastern Time, on October 16, 2025.

8. Suspension or Postponement of Repurchase Offer. The Fund may suspend or postpone this Repurchase Offer only by a vote of a majority of the members of the Board of Trustees, including a majority of the independent Trustees, and only in the following limited circumstances:

•	If the repurchase of shares would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code;

•	For any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which such trading is restricted;

•	For any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund to determine the Fund's NAV of each of the Fund’s Class I, Class S, Class U, Class U-2 and Class D shares; and

•	For any other periods that the U.S. Securities and Exchange Commission may permit by order for the protection of shareholders.

9. Tax Consequences. You should review the tax information in the Fund's prospectus and statement of additional information and consult with your tax adviser regarding any specific consequences, including potential state and local tax consequences, of participating in the repurchase. Generally, any tender of shares to the Fund would be treated as a taxable event and any gain or loss would be treated as a capital gain or loss, either short or long term, depending on the length of time the shares have been held by you.

10. Early Repurchase Fee. A 2.00% early repurchase fee payable to the Fund will be charged with respect to the repurchase of a shareholder’s shares at any time prior to the day immediately preceding the one-year anniversary of the shareholder’s purchase of the shares (on a “first in-first out” basis). Shares acquired through the Fund’s DRIP, reinvestment of dividends or capital gain distributions are not subject to an early repurchase fee.

11. Documents in Proper Form. All questions as to validity, form, eligibility (including time and receipt) and acceptance of tenders of shares will be determined by the Fund in its sole discretion. The determination by the Fund shall be final and binding. The Fund reserves the absolute right to reject any or all tenders of shares (even if such tenders are determined to be in good and proper form) and to refuse to accept for payment, purchase, or to pay for any shares if, in the opinion of counsel, accepting, purchasing or paying for such shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of this offer or any defect in any tender of shares, whether generally or with respect to any particular shares or shareholders. The Fund's interpretations of the terms and conditions of this offer shall be final and binding. Unless waived, any defects or irregularities in connection with tenders of shares must be corrected within such times as the Fund shall, in its absolute discretion, decide. Tenders of shares will not be deemed to have been made until any defects or irregularities have been corrected or waived.

None of the Fund, CION Grosvenor Management, LLC (the “Adviser”), GCM Grosvenor L.P. (formerly, Grosvenor Capital Management, L.P.) (the “Sub-Adviser”), SS&C GIDS, Inc. (the “Transfer Agent”), CION Securities, LLC (the “Dealer Manager”), ALPS Distributors, Inc. (the “Distributor”) nor any other person or entity is or will be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

None of the Fund, the Adviser, the Sub-Adviser, the Dealer Manager nor the Distributor is or will be obligated to ensure that your financial consultant, or any broker-dealer or any other third party through which your shares may be held or registered, submits to you this Repurchase Offer or submits your tender of shares to the Fund on your behalf.

Neither the Fund nor its Board of Trustees makes any recommendation to any shareholder as to whether to tender or refrain from tendering shares. Each shareholder must make an independent decision as to whether or not to tender shares and, if so, how many shares to tender.

No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender shares pursuant to this offer. No person has been authorized to give any information or to make any representations in connection with this offer other than those contained herein or contained in the Fund's current prospectus or statement of additional information. If given or made, such recommendation and such information and representation may not be relied upon as having been authorized by the Fund. For additional information about this Repurchase Offer, contact your financial professional.

REPURCHASE REQUEST FORM

MUST BE RECEIVED BY 4:00 P.M., EASTERN TIME, THURSDAY,

OCTOBER 16, 2025

Regular Mail: CION Grosvenor Infrastructure Fund c/o SS&C GIDS, Inc. P.O. Box 219984 Kansas City, MO 64121-9984	Overnight Mail: CION Grosvenor Infrastructure Fund c/o SS&C GIDS, Inc. 801 Pennsylvania Avenue, Suite 219984 Kansas City, MO 64105-1308

Please accept this tender of shares as designated below for repurchase at a price equal to their net asset value on the Repurchase Pricing Date.

I understand that this quarterly repurchase offer is limited to five percent (5%) of the outstanding shares of the CION Grosvenor Infrastructure Fund (the “Fund”) and, that, if the offer is oversubscribed, the Fund may not purchase the full amount of the shares that I am requesting, in which case the Fund will repurchase shares on a pro rata basis.

For Shares Held Less than One Year from Purchase Only: I understand that tendering shares at any time prior to the day immediately preceding the one-year anniversary of the shareholder’s purchase of the shares (on a “first in-first out” basis) will be subject to an early repurchase fee of 2.00%. Shares acquired through the Fund’s DRIP, reinvestment of dividends or capital gain distributions are not subject to an early repurchase fee.

Name(s) of Registered Shareholders:

Account Number:
Daytime Telephone Number:

Shares Tendered (fill in number or dollar amount as appropriate):

Class of Shares to be tendered:

Class I Shares (CGIQX): ____	Class S Shares (CGISX): ____	Class U Shares (CGIUX): ___
Class U-2 Shares (CGIVX): ____	Class D Shares (CGISX): ____

(if tendering more than one share class, please submit a separate form for each share class)

_____________	Full Tender:	Please tender all shares in my account.
_____________	Partial Tender:	Please tender _____ shares from my account.

PLEASE NOTE:

1.	A TENDER REQUEST THAT DOES NOT SPECIFY ALL OR A NUMBER OF SHARES WILL BE REJECTED.

2.	Alterations to this form are prohibited and the request will be rejected.

3.	To prevent backup withholding please ensure that a completed and signed application form or a Form W-9 (or Form W-8 for Non-U.S. shareholders) has been previously submitted.

Payment and Delivery Instructions:

Unless alternative instructions are given below, the check will be issued to the name(s) of the registered shareholder(s) and mailed to the address of record.

Alternative mailing instructions:

Signature Guarantee:

ALL signatures MUST be guaranteed by an employee of a member firm of a regional or national securities exchange or of the Financial Industry Regulatory Authority, Inc., by an employee of a commercial bank or trust company having an office, branch or agency in the United States or any other "eligible guarantor institution" as that term is defined in Rule 17Ad-15(a)(2) of the Securities Exchange Act of 1934, as amended.

Signature Guaranteed By:

Medallion Signature Guarantee may be required if (i) repurchase offers are greater than or equal to $100,000; (ii) proceeds of the repurchase are to be made payable via check to someone other than the registered account’s owner(s); or (iii) proceeds are to be made payable as the account is registered but mailed to an address other than the address of record on the account. Please contact the Fund at 1-888-729-4266 to determine if a Medallion Signature Guarantee is necessary for your repurchase.

Account Owner Signature:	__________________________
Date:	__________________________
Joint Account Owner	__________________________
Signature (if applicable):	__________________________
Date:	__________________________

If shares are registered in the name of a custodian, the custodian of the shares must execute this Repurchase Request Form.

Signature of Custodian

Name of Custodian

Title of Signatory

Date